Exhibit 99.1

October 29, 2014

Securities and Exchange Commission
100 F Street N.E.
Washington, DC 20549

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K, dated October 29, 2014 of Asia Properties, Inc. and agree with the statements concerning our Firm therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

/s/ MJF & Associates, APC

MJF & Associates, APC

515 S. Flower Street, Suite 3600, Los Angeles, CA 90071 P: (213) 626‐2701 F: (866) 510‐6726